Exhibit 21.1

CORPORATE OFFICE PROPERTIES TRUST

SUBSIDIARIES OF REGISTRANT

Colorado

COPT Aerotech, LLC

COPT Interquest, LLC

COPT Interquest III, LLC

COPT Interquest IV, LLC

COPT Interquest Epic I, LLC

COPT Interquest Hybrid I, LLC

COPT Interquest Hybrid II, LLC

COPT Newport, LLC

COPT Newport C, LLC

COPT Newport D, LLC

COPT Northcreek, LLC

COPT Patriot Park at Galley, LLC

COPT Patriot Park I, LLC

COPT Patriot Park II, LLC

COPT Patriot Park VI, LLC

COPT Patriot Park VII, LLC

Patriot Park, LLC

Delaware

Airport Square Holdings I, LLC

Airport Square Holdings VI and VII, LLC

Blue Bell Investment Company, LP

COPT Acquisitions, Inc.

COPT Colgate General, LLC

COPT Concourse, LLC

COPT Gateway, LP

COPT Gateway Commerce, LLC

Corporate Gateway, LP

Corporate Office Properties, LP

Corporate Office Properties Holdings, Inc.

Crown Point, L.L.C.

Delaware Airport III, LLC

Delaware Airport VIII, LLC

Delaware Airport IX, LLC

Great Mills I, L.L.C.

Great Mills II, L.L.C.

Great Mills III, L.L.C.

Great Mills IV, L.L.C.

Great Mills V, L.L.C.

Harrisburg Corporate Gateway Partners, LP

Opportunity Invest Ventures, LLC

Sterling York, LLC

South Brunswick Investors, LP

11800 Tech Road, LLC

Maryland

Aerotech Manager, LLC

Airport Square, LLC

Airport Square II, LLC

Airport Square IV, LLC

Airport Square V, LLC

Airport Square X, LLC

Airport Square XI, LLC

Airport Square XIII, LLC

Airport Square XIV, LLC

Airport Square XV, LLC

Airport Square XIX, LLC

Airport Square XX, LLC

Airport Square XXI, LLC

Airport Square XXII, LLC

Airport Square Partners, LLC

Airport Square Storms, LLC

Allegheny Parking Business Trust

Ambassador Center, LLC

Arundel Preserve #5, LLC

ASI, LLC

Atrium Building, LLC

Campbell Boulevard I Business Trust

Campbell Boulevard II Business Trust

Campbell Building Business Trust

Campbell Corporate Center 1-2 Business Trust

Centerpointe Limited Partnership

Clarks Hundred, LLC

Clarks Hundred II, LLC

Columbia Equity Finance, LLC

Corporate Center I Limited Partnership

Columbia Gateway S-28, LLC

Commons Office Research, LLC

Commons Office 6-B, LLC

Concourse 1304, LLC

COPT Aberdeen, LLC

COPT Arundel Preserve, LLC

COPT Babcock Business Trust

COPT Baltimore County I, LLC

COPT Baltimore County II, LLC

COPT Chantilly I Manager, LLC

COPT Chantilly II Manager, LLC

COPT Development & Construction Services, LLC

COPT Environmental Systems LLC

COPT Gate 63, LLC

COPT Gate 6700-6708-6724, LLC

COPT General, LLC

COPT Hunt Valley GP, LLC

COPT Indian Head, LLC

COPT Montpelier, LLC

COPT Opportunity Invest I, LLC

COPT Property Management Services, LLC

COPT Renovation, LLC

COPT Riverwood, LLC

COPT T-11, LLC

COPT-FD Indian Head, LLC

Corporate Center I, LLC

Corporate Development Services, LLC

Corporate Gatespring, LLC

Corporate Gatespring II, LLC

Corporate Office Management, Inc.

Corporate Office Services, LLC

Corporate Paragon, LLC

Corporate Place B Equity Affiliates, LLC

Corporate Place I Business Trust

Corporate Place III Business Trust

Corporate Place IV Business Trust

Corporate Property, LLC

Cornucopia Holdings, LLC

Cornucopia Holdings II, LLC

Enterprise Campus Developer, LLC

Fourth Exploration, L.L.C.

Fifth Exploration, L.L.C.

Franklin Ridge No. 1 Business Trust

Franklin Ridge No. 2 Business Trust

Franklin Ridge No. 3 Business Trust

Franklin Ridge No. 4 Business Trust

Franklin Ridge V Business Trust

Franklin Ridge Open Space Business Trust

Ft. Ritchie I, LLC

Ft. Ritchie II, LLC

Ft. Ritchie III, LLC

Ft. Ritchie IV, LLC

Ft. Ritchie Holding, LLC

Gateway 44, LLC

Gateway 67, LLC

Gateway 70, LLC

Gateway 70 Holdings, LLC

Gateway Crossing 95, LLC

Governors Court, LLC

Governors Court 21, LLC

Honeygo Limited Partnership I, LLLP

Honeygo Limited Partnership II, LLLP

Honeygo Limited Partnership III, LLLP

Honeyland 108, LLC

Hunt Valley 75 Limited Partnership

Jolly COPT I, LLC

Jolly COPT II, LLC

Lot 401 Business Trust

M Square NOAA, LLC

McLean Ridge I Business Trust

McLean Ridge II Business Trust

McLean Ridge III Business Trust

McLean Ridge IV Business Trust

MOR Forbes, LLC

MOR Forbes 2, LLC

NBP One, LLC

NBP Huff & Puff, LLC

NBP Lot 3-A, LLC

NBP Retail, LLC

NBP 131-133-141, LLC

NBP 132, LLC

NBP 134, LLC

NBP 135, LLC

NBP 140, LLC

NBP 191, LLC

NBP 201, LLC

NBP 201 Holdings, LLC

NBP 211, LLC

NBP 211 Holdings, LLC

NBP 220, LLC

NBP 220 Holdings, LLC

NBP 221, LLC

NBP 302, LLC

NBP 304, LLC

NBP 306, LLC

NBP 308, LLC

NBP 314, LLC

NBP 318, LLC

NBP 320, LLC
NBP 322, LLC

Northcreek Manager, LLC

Nottingham Associates Limited Partnership

Nottingham Center, LLC

Nottingham Ridge I Business Trust

Nottingham Ridge II Business Trust

Nottingham Ridge III Business Trust

Nottingham Ridge No. 20 Business Trust

Nottingham Ridge No. 30 Business Trust

Park Circle Equities, LLC

Pecan Court, L.L.C.

Philadelphia Road Business Trust

Philadelphia Road Operating Company, LLC

Professional Center I, LLC

Professional Center III, LLC

Red Cedar Building, LLC

Ridgely’s Choice Business Trust

RIVA Trustee, LLC

Rivers Center III Investors, LLC

Riverwood Business Center Equity Affiliates, LLC

Rockville Corporate Center, LLC

Royston Building Business Trust

Rutherford 2 Limited Partnership

Sandpiper Limited Partnership

Schilling 216 Investors, LLC

Schilling Center Equities, LLC

Tech Park I, LLC

Tech Park II, LLC

Tech Park IV, LLC

Third Exploration, L.L.C.

Tyler Ridge I, LLC

Tyler Ridge I Business Trust

Tyler Ridge II Business Trust

Tyler Ridge II A Business Trust

Tyler Ridge II Improvements Business Trust

Tyler Ridge III Business Trust

Tyler Ridge III Improvements Business Trust

Tyler Ridge Limited Partnership

Tyler Ridge Water Management Business Trust

White Marsh Business Center Limited Partnership

White Marsh Business Center, LLC

White Marsh Business Center 2 Business Trust

White Marsh Business Community Owners Association II, Inc.

White Marsh Commerce Center I Business Trust

White Marsh Commerce Center II Business Trust

White Marsh Community Owners Association, Inc.

White Marsh Health Center Limited Partnership

White Marsh Hi-Tech 1 Business Trust

White Marsh Hi-Tech 2 Business Trust

White Marsh Professional Center II, LLC

W&M Business Trust

WMBC 13A Investment Company, LLC

Woods Investors, LLC

37 Allegheny Business Trust

67 Financing, LLC

110 Thomas Johnson, LLC

134, LLC

201 International Associates Limited Partnership

226 Schilling Circle, LLC

304 Sentinel, LLC

800 International, LLC

849 International, LLC

881 Elkridge Landing, LLC

900 International, LLC

930 International, LLC

999 Corporate, LLC

1099 Winterson, LLC

1190 Winterson, LLC

1199 Winterson, LLC

1362 Mellon, LLC

1460 Dorsey Road, LLC

2500 Riva Trust

2691 Technology, LLC

2900 Lord Baltimore Drive, LLC

6700 Alexander Bell, LLC

6711 Gateway, LLC

6711 Gateway Funding, LLC

6721 Gateway, LLC

6731 Gateway, LLC

6741 Gateway, LLC

6940 CGD, LLC

7000 CG, LLC

7000 Honeys, LLC

7015 Albert Einstein Drive, LLC

7130 Columbia Gateway, LLC

7200 Riverwood, LLC

7210 Ambassador Road, LLC

7240 Parkway Drive Enterprises, LLC

7253 Ambassador Road, LLC

7318 Parkway Drive Enterprises, LLC

7320 Parkway Drive Enterprises, LLC

7320 PD, LLC

7468 Candlewood Road, LLC

8027 Corporate Drive Business Trust

8029 Corporate Drive Business Trust

8621 RFD, LLC

8661 RFD, LLC

9020 Mendenhall, LLC

9690 Deereco Road, LLC

11011 McCormick Road, LLC

11101 McCormick Road, LLC

New Jersey

COPT Princeton South, LLC

Route 46 Partners

Route 46 Partners, L.L.C.

Pennsylvania

Colgatedrive Associates, L.P.

COPT Pennlyn, L.P.

Texas

COPT San Antonio General, LLC

COPT San Antonio, LP

Virginia

COPT Chantilly, LLC

COPT Chantilly II, LLC

COPT Dahlgren, LLC

COPT Dahlgren I, LLC

COPT Dahlgren II, LLC

COPT Dahlgren IV, LLC

COPT Dahlgren Land, LLC

COPT Greens I, LLC

COPT Greens II, LLC

COPT Greens III, LLC

COPT Park Meadow, LLC

COPT Parkstone, LLC

COPT Richmond I, LLC

COPT Ridgeview I, LLC

COPT Ridgeview II & III, LLC

COPT Southwest VA, LLC

COPT Stonecroft, LLC

COPT Sunrise, LLC

COPT Waterview I, LLC

COPT Waterview III, LLC

Towerview, LLC

TRC Pinnacle Towers, L.L.C.

13849 Park Center Road, LLC

2900 Towerview Road, LLC